Exhibit 99.1

NEWS RELEASE

Board of Directors of Westell Technologies, Inc.
Approves Plan to Terminate Registration of Class A Common Stock

AURORA, IL July 10, 2020 - Westell Technologies, Inc. (NASDAQ:WSTL) today announced that a Special Committee of independent directors has recommended, and its Board of Directors has approved, a plan for a proposed transaction whereby the Company would effect a reverse/forward stock split of the Company’s shares of Class A Common Stock and Class B Common Stock, in conjunction with terminating the Company’s public company reporting obligations and delisting the Company’s Class A Common Stock from the NASDAQ Capital Market. It is expected that this transaction would be effectuated late in the third quarter or early in the fourth quarter of calendar year 2020, subject to stockholders approving the proposed transaction at the Annual Meeting of Stockholders.

The Company is taking these steps to avoid the substantial cost and expense of being a public reporting company and to focus the Company’s resources on enhancing long-term stockholder value.

The transaction includes a proposed 1-for-1,000 reverse stock split of the Class A Common Stock and Class B Common Stock, in which holders of less than 1,000 shares of the Company’s common stock would be cashed out at a price of $1.48 per share for their fractional shares. Such price represents a premium above the Class A Common Stock’s closing price on July 6, 2020 and is supported by a fairness opinion by Emory & Co., LLC, whom the Special Committee engaged for such purpose. Stockholders owning 1,000 or more shares of the Company’s Class A Common Stock or Class B Common Stock prior to the reverse stock split would remain stockholders in the Company. The number of shares they would own following the proposed transaction would be unchanged, as immediately after the reverse stock split a forward split of 1,000-for-1 would be applied to the continuing stockholders, negating any effects to them.

Subject to regulatory clearance of the Company’s proxy statement to be filed relating to the proposed stock splits and stockholder approval thereof, it is anticipated that the proposed transaction would become effective shortly after the Annual Meeting of Stockholders, which is expected to be held in September 2020. The affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock of the Company, voting together as a single class, represented in person or by proxy at the meeting is required to approve the amendments to Company’s certificate of incorporation necessary to effectuate the proposed transaction. The directors and executive officers have indicated that they intend to vote all of the shares of our common stock held by them (592,222 shares of Class A Common Stock and all shares of Class B Common Stock) “FOR” the transaction. As a result of this holding, the transaction is expected to be approved.

Promptly after the Annual Meeting, the Company expects to terminate the registration of its Class A Common Stock with the SEC and delist the Class A Common Stock from the NASDAQ Capital Market. As a result, at such time, (i) the Company would cease to file annual, quarterly, current and other reports and documents with the SEC, and stockholders would cease to receive annual reports and proxy statements, and (ii) the Company’s Class A Common Stock would no longer be listed on the NASDAQ Capital Market.

If consummated, the proposed transaction would apply directly only to record holders of the Company’s common stock. Persons who hold shares of common stock in “street name” are encouraged to contact their bank, broker or other nominee for information on how the proposed transaction may affect any shares of the Company’s common stock held for their account.

The Board may also abandon the proposed transaction at any time prior to completion if it believes the proposed transaction is no longer in the best interests of the Company or its stockholders.

Additional Information and Where to Find It

THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE MADE AVAILABLE TO STOCKHOLDERS PRIOR TO THE ANNUAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO WESTELL TECHNOLOGIES INC, 750 NORTH COMMONS DRIVE, AURORA, ILLINOIS, 60504, ATTENTION: JENIFFER L. JAYNES.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information concerning such participants is set forth in the proxy statement for the Company’s 2019 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on July 26, 2019. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the transaction.

Forward Looking Statements

Certain statements contained herein that are not historical facts or that contain the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “plan,” “should,” or derivatives thereof and other words of similar meaning are forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the completion of the transaction and the expected benefits, product demand and market acceptance risks, customer spending patterns, need for financing and capital, economic weakness in the United States (U.S.) economy and telecommunications market, the effect of international economic conditions and trade, legal, social and economic risks (such as import, licensing and trade restrictions), the impact of competitive products or technologies, competitive pricing pressures, customer product selection decisions, product cost increases, component supply shortages, new product development, excess and obsolete inventory, commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing and selling new products and technologies), the ability to successfully consolidate and rationalize operations, the ability to successfully identify, acquire and integrate acquisitions, effects of the Company’s accounting policies, retention of key personnel, the effects and consequences of the COVID-19 pandemic or other pandemics, and other risks more fully described in the our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2020, under Item 1A - Risk Factors. The forward-looking statements included in this proxy statement are made only as of the date of this proxy statement, and the Company expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events of circumstances, except as required by law.

About Westell
Westell is a leading provider of high-performance network infrastructure solutions focused on innovation and differentiation at the edge of communication networks where end users connect. The Company's portfolio of products and solutions enable service providers and network operators to improve performance and reduce operating expenses. With millions of products successfully deployed worldwide, Westell is a trusted partner for transforming networks into high-quality reliable systems. For more information, please visit www.westell.com.

For additional information, contact:

Tim Duitsman Chief Executive Officer Westell Technologies, Inc. +1 (630) 898-2500 tduitsman@westell.com